UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 15, 2020

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

Southwest Iowa Renewable Energy, LLC (the “Company”) will rely on the Securities and Exchange Commission’s “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies,” dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Quarterly Financial Report on Form 10-Q for the period ended March 31, 2020 (the “Report”) due to circumstances related to COVID-19.  In particular, COVID-19 has caused severe disruptions in transportation and limited Company personnel’s safe access to the Company’s facilities, resulting in limited support from its staff and professional advisors during this time.  These disruptions and limitations have, in turn, delayed the Company’s ability to execute on and prepare the Report.  Notwithstanding the foregoing, the Company expects to file the Report no later than June 29, 2020 (which is 45 days from the Report’s original filing deadline of May 15, 2020).

The reason the Report cannot be filed timely does not relate to the inability of any person, other than the Company, to furnish any required opinion, report, or certification.

In light of the current COVID-19 pandemic and the related circumstances affecting the Company, the Company will be including the following Risk Factors in its Report, in addition to any other Risk Factors that may become material between the date hereof and the date the Report is filed:

The COVID-19 pandemic may negatively affect our operations, financial condition, and demand for our products depending on the severity and longevity of the pandemic and its effects.

The COVID-19 pandemic is currently impacting countries, communities, supply chains and commodities markets, in addition to the global financial markets.  This pandemic has resulted in social distancing, travel bans, governmental stay-at-home orders, and quarantines, and these may limit access to our facilities, customers, suppliers, management, support staff and professional advisors.  At this time it is not possible to fully assess the impact of the COVID-19 pandemic on the Company’s operations and capital requirements, but the aforementioned factors, among other things, may impact our operations, financial condition and demand for our products, as well as our overall ability to react timely and mitigate the impact of this event.  Furthermore, the aforementioned factors may hamper efforts to comply with our filing obligations with the Securities and Exchange Commission.  Depending on its severity and longevity, the COVID-19 pandemic may have a material adverse effect on our business, customers, and members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: May 15, 2020	By:	Brett L. Frevert
Brett L. Frevert
Chief Financial Officer